Excellence. Partnership. Service
Investor Presentation
First Quarter 2010
Ed Barham, President and Chief
Executive Officer
Jeff Farrar, Executive Vice President
and Chief Financial Officer
EXHIBIT 99.1

Excellence. Partnership. Service
Forward-Looking
Statements
• StellarOne Corporation (StellarOne) may from time to time make written or oral statements, including statements in this presentation which may constitute forward-
looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.
The forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from historical results, or those anticipated. When we use words such as “believes”, “expects”, “anticipates” or similar expressions, we are making forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date thereof. StellarOne wishes to caution the reader that factors, such as those listed below, in some cases have affected and could affect StellarOne’s actual results, causing actual results to differ materially from those in any forward-looking statement. These factors include: (i) continuation of the historically low short-term interest rates, (ii) a change in real estate or capital market conditions which could lead to asset quality deterioration or asset impairments including intangibles, (iii) the inability of StellarOne to grow its portfolio at historical growth rates, (iv) the impact of governmental restrictions on entities participating in the US Treasury Department Capital Purchase Program, and (v) mergers and acquisitions. Please refer to StellarOne’s filings with the Securities and Exchange
Commission for additional information, which may be accessed at
www.stellarone.com.

StellarOne
CORPORATION

Maryland
West Virginia
Virginia
North Carolina
Harrisonburg
Culpeper
Stafford
Madison
Chancellor
Verona
Grottoes
Orange
Locust Grove
Fredericksburg
Staunton
Fishersville
Waynesboro
Stuarts Draft
Charlottesville
Ladysmith
Lexington
Covington
Buena Vista
Richmond
Forest
Lynchburg
Pearisburg
Salem
Vinton
Bedford
Farmville
Blacksburg
Roanoke
Radford
Shawsville
Moneta
Dublin
Riner
Christiansburg
Rocky Mount
Wytheville
Floyd

Excellence. Partnership. Service
Corporate Profile
• $3.0 billion bank
holding company
headquartered in
Charlottesville,
Virginia.
• Legacy bank
established in 1900.
• Fifty-five financial
centers.
• Commercial and
mortgage loan
production office in
Richmond, Virginia.
• Combination of eight
legacy community
banks with significant
market share in their
respective markets.

Excellence. Partnership. Service
Strong Position In Strong
Virginia Market
2009 Total Market
Share (%)
2009 Total Deposits
in Market ($M)
2009 Number
of Branches Source: SNL Financial
16.73% $25,666 292
Bank
Wells Fargo (CA)
13.32% 20,427 91
Bank
Capital One Financial (VA)
13.05% 20,014 392
Bank
BB&T Corp. (NC)
12.10% 18,554 207
Bank
Bank of America Corp.
(NC)
9.88% 15,162 247
Bank
SunTrust Banks Inc. (GA)
2.13% 3,263 95
Bank
Union First Market Corp.
(VA)
1.70% 2,605 18
Bank
Townebank (VA)
1.61% 2,464 89
Bank
Carter Bank & Trust (VA)
1.60% 2,447 56
Bank
StellarOne Corporation
(VA)
1.43% 2,191 28
Bank
Virginia Commerce (VA)

Excellence. Partnership. Service
Deposit
Franchise
Total Deposits: Total Deposits:
$2.41 billion $2.41 billion
Note: Deposit composition as of March 31, 2010
NOW –
23%
MMDA –
17%
Savings –
9%
Time Deposits –
39%
Non-interest
bearing –
12%

Excellence. Partnership. Service
$3,050,000
$1,387,000
$985,000
$325,000
$3,003,000
$0
$1,000,000
$2,000,000
$3,000,000
$4,000,000
1998 MOE with
Virginia Heartland
Bank
2001 MOE with
Virginia Financial
Corporation
2003 Purchase of
Eight First VA
Branches
2008 MOE with
FNB Corporation
Current
Merger of Equals -
Strategy for Growth
(Dollars in thousands)

Excellence. Partnership. Service
$437,134
$170,175
$452,616
$209,075
$476,509
$218,501
$0
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
2008 2009 1Q 2010
Fiduciary Brokerage
Wealth Management
(AUM)
(Dollars in thousands)

Excellence. Partnership. Service $150,652 $162,768 $364,785 $392,387 $394,006 $0 $75,000 $150,000 $225,000 $300,000 $375,000 $450,000 2006 2007 2008 2009 1Q 2010 Common Equity (Dollars in thousands)

Excellence. Partnership. Service $12.32 $13.49 $12.47 $12.30 $11.94 $0.00 $4.00 $8.00 $12.00 $16.00 $20.00 2006 2007 2008 2009 1Q - 2010 Tangible Book Value per Common Share

Excellence. Partnership. Service
Capital Ratios
StellarOne Peer Median
Tier 1 Risk-based
Capital to Risk
Adjusted Assets
13.67% 13.21%
Tangible Equity to
Tangible Assets
10.45% 8.31%
Total Equity to
Total Assets
14.07% 10.40%

Excellence. Partnership. Service
Loan Diversification
Commercial
and
Industrial
10%
Commercial
R/E
39%
Consumer
2%
Const. &
Development
13%
1-4 Family
R/E
36%
Gross Loans: Gross Loans:
$2.16 billion $2.16 billion
Loan/Deposit Ratio: Loan/Deposit Ratio:
89.7% 89.7%
Note: Loan composition as of March 31, 2010

Excellence. Partnership. Service
2006 2007
2008 2009
2010
1st Qtr.
Non-Performing
Assets / Total
Assets
0.19% 0.44% 1.66% 2.18% 2.07%
Net Charge-offs
/ Average
Loans
(0.01)% 0.12% 0.80% 1.24% 1.13%
Allowance /
Loans
1.19% 1.23% 1.35% 1.84% 1.88%
Asset Quality

Excellence. Partnership. Service
Gross Gross Non Non – –
Performing Performing Loans Loans - -
$59.2 $59.2 million million or or
2.74% 2.74% of of Gross Gross
Loans Loans Receivable Receivable
Non-Performing Loans
(dollars in thousands)
Note: Nonaccrual loan composition as of March 31, 2010
Commercial
and Industrial
$5,263, 9%
Commercial
R/E, $6,857
12%
Const &
Development
$27,864, 47%
1-4 Family R/E,
$19,044 32%

Excellence. Partnership. Service
Non-Performing Loans –
Acquisition and Development
Component (dollars in thousands)
Nonperforming
Acquistion and
Development
(SML) - $16.2
million
Nonperforming
Acquisition &
Development
(Exclusive of
SML) - $11.7
million
Gross Gross Non Non – –
Performing Performing A&D A&D
Loans: Loans:
$27.9 million $27.9 million
Note: Nonaccrual A&D loan composition as of March 31, 2010

Excellence. Partnership. Service
Non-Performing Assets
(dollars in thousands)
OREO, $2,267
LHFS, $608
TDR's, $1,810
Nonaccrual
loans, $57,343
NPA’s as a
Percentage of Loans
and OREO – 2.87%
Note: Data as of March 31, 2010

Excellence. Partnership. Service
Asset Quality Metrics
• Largest NPL’s:
– $10.1 million in loans to a SML developer
(mixed use property, lots and single-family
dwellings).
– $10.2 million residential A&D construction
relationship on a highly attractive and
established project (non-SML) which will likely
move to OREO in 2
nd
Quarter.

Excellence. Partnership. Service
1
st
Quarter Highlights
• Earnings improvement that exceeded
consensus estimate.
• Significant improvement in PTPP earnings.
• Decrease in total non-performing assets for the
second consecutive quarter.
• Continued improvement in net interest margin
for second consecutive quarter.
• Improved contributions from mortgage and
wealth management units.

Excellence. Partnership. Service $5,689 $5,112 $3,572 $8,766 $0 $5,000 $10,000 $15,000 2Q - 2009 3Q - 2009 4Q - 2009 1Q - 2010 PPPT (Pre-provision, pre-tax) Earnings by Quarter (Dollars in thousands)

Excellence. Partnership. Service
3.25% 3.25% 3.25% 3.25%
3.52%
3.45%
3.30%
3.34%
3.50%
3.25%
2.50%
3.00%
3.50%
4.00%
4.50%
5.00%
1Q 2009 2Q 2009 3Q 2009 4Q 2009 1Q 2010
Net Interest Margin Versus
Prime Rate

Excellence. Partnership. Service
Overhead by Quarter
(Dollars in thousands)
$22,224
$24,057
$22,748
$24,875
$22,547
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
1Q - 2009 2Q - 2009 3Q - 2009 4Q - 2009 1Q -2010

Excellence. Partnership. Service
• Offense vs. defense on lending front.
• Reduce NPA’s as soon as practical.
• Continue initiatives to leverage overhead
structure.
• Accelerate growth in non-interest revenues.
• Repay TARP as soon as practical.
• Initiate acquisition strategy in higher growth
markets.
Strategic Outlook

Excellence. Partnership. Service
Final
Considerations
• Reliable track record for merger integration and
growth.
• Highly liquid and well-capitalized balance sheet
with minimal intangibles when compared to
peer.
• Franchise sits in most stable portion of a good
Virginia market.
• Opportunity for growth in Richmond and
Tidewater are compelling.

Excellence. Partnership. Service Investor Presentation First Quarter 2010 Thank you!